Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
2 3 .	SUBSEQUENT EVENTS

COVID-19
From late January 2020, a novel coronavirus (COVID-19) was rapidly evolving in China and globally. The epidemic has resulted in quarantines, travel restrictions, and the temporary closure of stores and facilities in China and many other countries for the past few months.
Substantially the vast majority of the Group’s revenues and workforce are concentrated in China. Consequently, the COVID-19 outbreak will likely adversely affect the business operations and the Group’s financial condition and operating results for 2020. The Group’s user growth may be depressed and the user retention and engagement may be negatively impacted. In addition, the economic impact of COVID-19 may also cause the sentiment, willingness and ability to spend of the Group’s paying users, especially our high paying users, to deteriorate, which may lead to a negative impact on the Group’s financial performance generally. Because of the significant uncertainties surrounding the COVID-19 outbreak, the extent of the business disruption and the related financial impact cannot be reasonably estimated at this time.
Special cash dividend
On March 1
9
,
2020
, the Company declared a special cash dividend in the amount of US$0.76 per ADS, or US$0.38 per ordinary share. The cash dividend will be paid on April 30, 2020 to shareholders of record at the close of business on April 8, 2020. The ex-dividend
date
was
 April 7, 2020. The aggregate amount of cash dividends to be paid is approximately US$159 million, which will be funded by surplus cash on the Company’s balance sheet.
Newly granted share options
In April
2020
, the Company granted 3,190,296 share options to its executives with an exercise price of $0.0002 per share
,
 with the vesting period of four years. The Group is in the process of finalizing the fair value assessment.